 (a series of Northern Lights Fund Trust II)

Supplement dated December 30, 2022

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated January 14, 2022

On December 22, 2022, the Board of Trustees of the Northern Lights Fund Trust II (the “Board”), based upon the recommendation of Amberwave Partners Research and Management, LLC (“Amberwave”), authorized an orderly liquidation of the Amberwave Invest USA JSG Fund (the “Fund”), a series of Northern Lights Fund Trust II.  After considering all the information presented to the Board by Amberwave, investment adviser to the Fund, the Board determined that closing and liquidating the Fund was in the best interest of the Fund and the Fund’s shareholders.

Amberwave informed the Board of its view that the Fund could not continue to conduct their business and operations in an economically efficient manner over the long term due to the Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering their ability to operate efficiently, and recommended the Fund’s closure and liquidation to the Board.

The last day of trading of the Fund shares on Cboe BZX Exchange, Inc. (the “Cboe”) will be January 13, 2023 (the “Closing Date”), which will also be the last day the Fund will accept creation units from authorized participants. Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. The Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on January 20, 2023 (the “Liquidation Date”).

From the Closing Date (January 13, 2023), through the Liquidation Date (January 20, 2023), shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio. This process will result in the Fund increasing its cash holdings and, as a consequence, not tracking its underlying index.

Shareholders of record remaining on January 20, 2023 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, the Fund will terminate.

For additional information regarding the liquidation, shareholders of the Fund may call 1-888-926-1931.

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with those documents. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE